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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2004

CHARLES RIVER ASSOCIATES INCORPORATED
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-24049 (Commission file number)	04-2372210 (IRS employer identification no.)
200 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (617) 425-3000

Not Applicable
(Former name or former address, if changed since last report)

Amendment No. 1 to Current Report on Form 8-K

        We hereby amend our Current Report on Form 8-K filed on May 6, 2004, which announced the completion on April 30, 2004 of our acquisition of InteCap, Inc. The purpose of this amendment is to file the audited consolidated financial statements of InteCap for the years ended December 31, 2003 and December 31, 2002. We intend to file by further amendment, not later than 60 days after the date that the original Form 8-K was required to be filed, any required historical interim financial statements for InteCap and any required pro forma financial statements reflecting the acquisition of InteCap.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Business Acquired.

        The audited consolidated financial statements of InteCap and subsidiaries for the years ended December 31, 2003 and December 31, 2002 are attached hereto as Exhibit 99.1.

        We intend to file by amendment any required historical interim financial statements for InteCap not later than 60 days after the date that the original Form 8-K was required to be filed.

        (b)   Pro Forma Financial Information.

        We intend to file by amendment any required pro forma financial statements reflecting the acquisition of InteCap not later than 60 days after the date that the original Form 8-K was required to be filed.

        (c)   Exhibits.

Number	Title
2.1	Agreement and Plan of Merger dated as of March 18, 2004, by and among Charles River Associates Incorporated, InteCap, Inc., IP Acquisition Corp., and the Company Stockholder Representative, as defined therein.*
2.2	First Amendment to Agreement and Plan of Merger dated as of April 30, 2004, by and among Charles River Associates Incorporated, InteCap, Inc., IP Acquisition Corp., and the Company Stockholder Representative, as defined therein.*
23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of InteCap, Inc. and Subsidiaries for the Years Ended December 31, 2003 and December 31, 2002.

*
Previously filed.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED
Dated: June 15, 2004	By:	/s/ J. PHILLIP COOPER J. Phillip Cooper Executive Vice President and Chief Financial Officer

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Exhibit Index

Number	Title
2.1	Agreement and Plan of Merger dated as of March 18, 2004, by and among Charles River Associates Incorporated, InteCap, Inc., IP Acquisition Corp., and the Company Stockholder Representative, as defined therein.*
2.2	First Amendment to Agreement and Plan of Merger dated as of April 30, 2004, by and among Charles River Associates Incorporated, InteCap, Inc., IP Acquisition Corp., and the Company Stockholder Representative, as defined therein.*
23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of InteCap, Inc. and Subsidiaries for the Years Ended December 31, 2003 and December 31, 2002.

*
Previously filed.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index